January 4, 1996



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.   20549-1004

Attn:  Filing Room, Stop 1-4

Gentlemen:

For the purpose of removing shares of the Company's Common Stock, registered but remaining unissued under the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, Registration Statement File No. 33-4788, the Issuer, Centerior Energy Corporation, hereby files with the Commission Post-Effective Amendment No. 6 to said Registration Statement.

All periodic reports required of the Company under the Securities
Exchange Act of 1934 and, to the best of the Company's knowledge, required of its officers and directors under that Act, have been filed and are complete.

If you have any questions regarding the enclosed material, please phone me at (216) 447-2312.



                                    Sincerely,

                                    JANIS T. PERCIO
                                    Janis T. Percio
                                    Secretary


JTP:nms
Enclosures









As filed with the Securities and Exchange Commission on
January 4, 1996
                                                File No. 33-4788
================================================================
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.   20549

                             _________________

                      POST-EFFECTIVE AMENDMENT NO. 6
                                    TO
                                 FORM S-8
                          REGISTRATION STATEMENT
                                   Under
                        The Securities Act of 1933

                             _________________

                        CENTERIOR ENERGY CORPORATION
                (Issuer of equity securities being offered)


                OHIO                                  34-1479083
   (State or Other Jurisdiction of     (I.R.S. Employer Identification No.)
    Incorporation or Organization)


                P. O. Box 94661, Cleveland, Ohio   44101-4661
             (Address of Principal Executive Offices)  (Zip Code)


                         1978 KEY EMPLOYEE STOCK OPTION PLAN
                                      As Amended
                                          of
                     THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                    the obligations of which have been assumed by
                             CENTERIOR ENERGY CORPORATION




                           E. LYLE PEPIN, Assistant Secretary
                               Centerior Energy Corporation
                                     P.O. Box 94661
                               Cleveland, Ohio  44101-4661
                        (Name and Address of Agent For Service)
                                     (216) 447-3100
               (Telephone Number, Including Area Code of Agent For Service)







                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                      1978 KEY EMPLOYEE STOCK OPTION PLAN

                        POST-EFFECTIVE AMENDMENT NO. 6




 Centerior Energy Corporation hereby removes from registration, by means of this Post-Effective Amendment No. 6, the 386,627 shares of the Company's Common Stock registered but remaining unsold at the termination of the offering under the 1978 Key Employee Stock Option Plan ("Plan"). The offering under the Plan has been terminated pursuant to the terms of the Plan.





                               Part II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT




          Item 8.  Exhibits

                   See Exhibit Index and exhibit following.










                                         SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant and Issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 6 to Registration Statement No. 33-4788 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland and State of Ohio, on the 4th day of January, 1996.



                                    CENTERIOR ENERGY CORPORATION
                                    Registrant
                               By   JANIS T. PERCIO
                                    Janis T. Percio,
                                    Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No.
33-4788 has been signed below by the following persons in the capacities and on the date indicated:

    Signature                           Title          Date

 (i)  Principal executive officer:
      *ROBERT J. FARLING                Chairman, President }
                                        and Chief Executive }
                                        Officer             }
 (ii)  Principal financial officer:                         }
      *TERRENCE G. LINNERT              Senior Vice         }
                                        President and Chief }
                                        Financial Officer   }
(iii)  Principal accounting officer:                        }
      *E. LYLE PEPIN                    Controller          }
                                                            }
 (iv)  Directors:                                           }January 4, 1996
      *RICHARD P. ANDERSON              Director            }
      *ALBERT C. BERSTICKER             Director            }
      *LEIGH CARTER                     Director            }
      *THOMAS A. COMMES                 Director            }
      *WILLIAM F. CONWAY                Director            }
      *WAYNE R. EMBRY                   Director            }
      *ROBERT J. FARLING                Director            }
      *RICHARD A. MILLER                Director            }
      *FRANK E. MOSIER                  Director            }
      *SISTER MARY MARTHE                                   }
         REINHARD, SND                  Director            }
      *ROBERT C. SAVAGE                 Director            }
      *WILLIAM J. WILLIAMS              Director            }

      *By  JANIS T. PERCIO
           Janis T. Percio, Attorney-in-Fact




                                      EXHIBIT INDEX

                                  Exhibit Filed Herewith




          The following exhibit is filed herewith and made a part hereof:


          Exhibit Number                     Description

              24                          Powers of  Attorney















                                                   EXHIBIT 24

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 20th day of November, 1995.



                          ROBERT J. FARLING
                          Robert J. Farling
                          Chairman, President,
                          Chief Executiive Officer and Director






Signed and acknowledged in the presence of:  J. T. PERCIO




                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 17th day of November, 1995.



                           TERRENCE G. LINNERT
                           Terrence G. Linnert
                           Senior Vice President and
                           Chief Financial Officer






Signed and acknowledged in the presence of:  J. T. PERCIO






                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 17th day of November, 1995.




                          E. LYLE PEPIN
                          E. Lyle Pepin
                          Controller






   Signed and acknowledged in the presence of:  RUTH A. HARNER




                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.


 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31st day of October, 1995.




                         RICHARD P. ANDERSON
                         Richard P. Anderson
                         Director




Signed and acknowledged in the presence of:  JOANNE KAPNICK





                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.


 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of November, 1995.




                           A. C. BERSTICKER
                           Albert C. Bersticker
                           Director




Signed and acknowledged in the presence of:  CAROLYN T. SIEKANIEC



               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.


  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31 day of October, 1995.




                                 LEIGH CARTER
                                 Leigh Carter
                                 Director





Signed and acknowledged in the presence of:  JEAN C. BROOKS



                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.


 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31 day of October, 1995.




                              THOMAS A. COMMES
                              Thomas A. Commes
                              Director






Signed and acknowledged in the presence of:  KATHY SCHILKE




                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 4th day of November, 1995.



                           WILLIAM F. CONWAY
                           William F. Conway
                           Director







Signed and acknowledged in the presence of:  MARIE V. CONWAY




                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.
IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 30 day of November, 1995.




                                 WAYNE R. EMBRY
                                 Wayne R. Embry
                                 Director






Signed and acknowledged in the presence of:  SUE EILER





             POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

 IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31 day of Oct., 1995.



                                   R. A. MILLER
                                   Richard A. Miller
                                   Director







Signed and acknowledged in the presence of:  J. T. PERCIO




              POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of November, 1995.



                                    FRANK E. MOSIER
                                    Frank E. Mosier
                                    Director






Signed and acknowledged in the presence of: PATRICIA G. CUMBERLAND



                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31 day of October, 1995.




                       SISTER MARY MARTHE REINHARD, SND
                       Sister Mary Marthe Reinhard, SND
                       Director






Signed and acknowledged in the presence of: SR. M. JOANNE MILLER, SND

                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31 day of Oct., 1995.



                                 ROBERT C. SAVAGE
                                 Robert C. Savage
                                 Director








Signed and acknowledged in the presence of:  J. T. PERCIO




                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION



 The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the 1978 Key Employee Stock Option Plan of The Cleveland Electric Illuminating Company, the obligations of which have been assumed by the Company, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.


  IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 31st day of October, 1995.



                                     WILLIAM J. WILLIAMS
                                     William J. Williams
                                     Director






Signed and acknowledged in the presence of:  J. T. PERCIO